                                                                               .
                                                                               .
                                                                               .

                                                                     EXHIBIT 3.1

COMPANY NAME                         REGISTERED OFFICE              ACTIVITY                        HELD BY
---------------------------------------------------------------------------------------------------------------------
Aburra BV                            Amsterdam (Holland)    Holding company                 Pragma Energy SA

Agassiz Beach LLC                    Minnesota -USA         Electricity generation from     CHI Minnesota Wind LLC
                                                            renewable sources

Agricola Rio Sahuil Ltda             Santiago (Chile)       Electricity generation from     Agricola Y
                                                            renewable sources
                                                                                            Constructora Rio
                                                                                            Guanehue SA

Agricola Y Constructora Rio          Santiago (Chile)       Electricity generation from     Empresa Electrica
Guanehue SA                                                 renewable sources               Panguipulli SA

                                                                                            Energia de Los Lagos
                                                                                            Ltda

Aimeri S.p.A.                        Milan (Italy)          Collection, transportation      Camuzzi Gazometri S.p.A.
                                                            and disposal of refuse

Alfin S.r.l.                         Montesegale (Italy)    Real Estate management          Camuzzi Gazometri S.p.A.

Ape Gruppo Enel S.p.A.               Rome (Italy)           Personnel administration        Enel S.p.A.
                                                            activities
                                                                                            Cise S.p.A.

Aquenergy Systems Inc.               South Carolina - USA   Electricity generation from     Consolidated Hydro
                                                            renewable sources               Southeast Inc.

Asotin Hydro Company Inc.            Delaware -USA          Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Autumn Hills LLC                     Minnesota -USA         Electricity generation from     CHI Minnesota Wind LLC
                                                            renewable sources

Avisio Energia S.p.A.                Trento (Italy)         Gas distribution                Enel Distribuzione Gas
                                                                                            S.p.A.

Aziscohos Hydro Company Inc.         Delaware -USA          Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Barras Electricas Galaico            Lugo (Spain)           Electricity distribution        Electra de Viesgo
Asturianas SA                                                                               Distribucion SL

Barras Electricas Generacion SL      Lugo (Spain)           Electricity generation          Barras Electricas
                                                                                            Galaico Austurianas SA

Beaver Falls Water Power Company     Pennsylvania - USA     Electricity generation from     Beaver Valley Holdings
                                                            renewable sources               Ltd.

Beaver Valley Holdings Ltd           Pennsylvania - USA     Electricity generation from     Hydro Development Group
                                                            renewable sources               Inc.

Beaver Valley Power Company          Pennsylvania - USA     Electricity generation from     Hydro Development Group
                                                            renewable sources               Inc.

Bedard Electrics Inc.                New York -USA          Electricity generation from     Hydro Development Group
                                                            renewable sources               Inc.

Boott Hydropower Inc.                Massachusetts - USA    Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Camuzzi Finance SA                   Luxembourg             Finance                         Camuzzi Gazometri S.p.A.

Camuzzi Gazometri S.p.A.             Milan (Italy)          Natural gas distribution and    Enel Distribuzione Gas
                                                            sales; waste management         S.p.A.

Canastota Wind Power LLC             Delaware - USA         Electricity generation from     Essex Company
                                                            renewable sources

Carbones Colombianos del Cerrejon    Bogota (Colombia)      Exploitation of coal mines      Pragma Energy SA
SA                                                                                          Aburra BV

C.A.R.T. Abruzzi S.r.l.              Orio al Serio (Italy)  Holding company for the water   Camuzzi Gazometri S.p.A.
                                                            sector

Central American Power Services      Delaware - USA         Electricity generation from     EGI LLC
Inc.                                                        renewable sources

CHI Acquisitions Inc.                Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI Acquisitions II Inc.             Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Black River Inc.                 Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Canada Inc.                      Quebec - Canada        Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Dexter Inc.                      Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Energy Inc.                      Connecticut - USA      Electricity generation from     Enel Green Power
                                                            renewable sources               International SA

CHI Finance Inc.                     Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI Hydroelectric Company Inc.       Newfoundland - Canada  Electricity generation from     CHI Canada Inc.
                                                            renewable sources

CHI Highfalls Inc.                   Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Idaho Inc.                       Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
                                                            renewable sources

CHI Magic Valley Inc.                Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
                                                            renewable sources

CHI Minnesota Wind LLC               Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

CHI Mountain States Operations       Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
Inc.                                                        renewable sources

CHI Operations Inc.                  Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI Power Inc.                       Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI Power Marketing Inc.             Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI Universal Inc.                   Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

CHI West Inc.                        Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
                                                            renewable sources

CHI Western Operations Inc.          Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
                                                            renewable sources

Cise S.p.A.                          Rome (Italy)           Real estate management          Enel S.p.A.

Climare Scrl                         Sestri Levante         Energy services                 Enel Distribuzione
                                     (Genoa)                                                S.p.A.

Co.Im Gas S.p.A.                     S.Maria a Colle        Plant management,               Camuzzi Gazometri S.p.A.
                                     (Italy)                distribution and sale of gas

Coneross Power Corporation Inc.      South Carolina - USA   Electricity generation from     Aquenergy Systems Inc.
                                                            renewable sources

Conexion Energetica                  Guatemala              Electricity generation from     EGI LLC
Centroamericana SA                                          renewable sources
                                                                                            Enel Green Power
                                                                                            International SA

Conexion Energetica                  San Salvador (El       Electricity generation from     Grupo EGI SA de cv
Centroamericana El Salvador SA       Salvador)              renewable sources
                                                                                            EGI Holdco El Salvador
                                                                                            SA de cv

Conphoebus S.p.A.                    Catania (Italy)        Research in the renewable       Enel S.p.A.
                                                            sources sector

Consolidated Hydro Mountain          Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
States Inc.                                                 renewable sources

Consolidated Hydro New Hampshire     Delaware - USA         Electricity generation from     CHI Universal Inc.
Inc.                                                        renewable sources

Consolidated Hydro New York Inc.     Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Consolidated Hydro Southeast Inc.    Delaware - USA         Electricity generation from     CHI Acquisitions II Inc.
                                                            renewable sources

Consolidated Hydro Vermont Inc.      Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Consolidated Pumped Storage Inc.     Delaware - USA         Electricity generation from     CHI Energy Inc.
                                                            renewable sources

Consolidated Pumped Storage          Delaware - USA         Electricity generation from     Consolidated Pumped
Arkansas Inc.                                               renewable sources               Storage Inc.

Constructora Cerro Pitren Ltda       Santiago (Chile)       Electricity generation from     Agricola Y Constructora
                                                            renewable sources               Rio Guanehue SA

Coosa Pines Energy LLC               Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

Coosa Pines Energy Holdings LLC      Delaware - USA         Electricity generation from     CHI Finance Inc.
                                                            renewable sources

Crosby Drive Investments Inc.        Massachusetts - USA    Electricity generation from     Asotin Hydro Company
                                                            renewable sources               Inc.

Ctida S.r.l.                         Milan (Italy)          Engineering, water systems      Enel.Hydro S.p.A.

Dalmazia Trieste S.p.A.              Rome (Italy)           Real estate management          Cise S.p.A.

Deval S.p.A.                         Aosta (Italy)          Electricity distribution in     Enel S.p.A.
                                                            Valle D'Aosta

Eagle & Phenix Hydro Company Inc.    Delaware - USA         Electricity generation from     CHI Acquisitions Inc.
                                                            renewable sources

EGI LLC                              Delaware - USA         Electricity generation from     Enel Green Power
                                                            renewable sources               International SA

EGI Costa Rica Viento SA             Santa Ana (Costa       Electricity generation from     Energia Global de Costa
                                     Rica)                  renewable sources               Rica SA

EGI Holdco El Salvador SA de cv      San Salvador (El       Electricity generation from     Enel Green Power
                                     Salvador)              renewable sources               International SA

                                                                                            EGI LLC

Electra de Viesgo Distribucion SL    Santander (Spain)      Distribution and sale of        Enel Distribuzione
                                                            electricity                     S.p.A.

Electrificadora Ecologica SA         Santa Ana (Costa       Electricity generation from     ZMZ General SA
                                     Rica)                  renewable sources

Elettroambiente S.p.A.               Rome (Italy)           Electricity generation from     Enel S.p.A.
                                                            waste

Empresa Electrica Panguipulli SA     Santiago (Chile)       Electricity generation from     Energia de Los Lagos
                                                            renewable sources               Ltda

                                                                                            Energia Alerce Ltda

Empresa Electrica Puyehue SA         Santiago (Chile)       Electricity generation from     Energia de Los Lagos
                                                            renewable sources               Ltda

                                                                                            Energia Alerce Ltda

Enel Capital S.p.A.                  Milan (Italy)          Venture capital                 Enel S.p.A.

                                                                                            Cise S.p.A.
Enel Comercializadora de Gas SA      Madrid (Spain)         Sale of gas and electricity     Enel Trade S.p.A.

Enel Distribuzione S.p.A.            Rome (Italy)           Electricity distribution        Enel S.p.A.

Enel Distribuzione Gas S.p.A.        Milan (Italy)          Gas distribution                Enel S.p.A.

Enel Energia S.p.A.                  Rome (Italy)           Sale of electricity             Enel S.p.A.

(previously called Enel Trade
S.p.A.)

Enel.factor S.p.A.                   Rome (Italy)           Factoring                       Enel S.p.A.

Enel Finance International SA        Luxembourg             Finance                         Enel Produzione S.p.A.

                                                                                            Enel Distribuzione
                                                                                            S.p.A.

Enel Gas S.p.A.                      Milan (Italy)          Sale of gas                     Enel S.p.A.

(previously called Enel Vendita                                                             Enel Distribuzione Gas
Gas S.p.A.)                                                                                 S.p.A.

Enel Generation Holding BV           Amsterdam (Holland)    Holding company                 Enel Produzione S.p.A.

Enel Green Power S.p.A.              Pisa (Italy)           Electricity generation from     Enel S.p.A.
                                                            renewable sources

Enel Green Power Hellas SA           Athens (Greece)        Electricity generation from     Enel Green Power S.p.A.
                                                            renewable sources

Enel Green Power International SA    Luxembourg             Holding of foreign companies    Enel Green Power S.p.A.
                                                            operating in the electricity
                                                            generation from renewable       Enel Investment Holding
                                                            sources                         BV

Enel Holding Luxembourg SA           Luxembourg             Finance                         Enel Investment Holding
                                                                                            BV

Enel.Hydro S.p.A.                    Rome (Italy)           Engineering, water systems      Enel S.p.A.

Enel Investment Holding BV           Amsterdam (Holland)    Holding company                 Enel S.p.A.

Enel Ireland Finance Ltd             Dublin (Ireland)       Finance                         Enel Finance
                                                                                            International SA

Enel.it S.p.A.                       Rome (Italy)           Information technology          Enel S.p.A.

                                                                                            Cise S.p.A.

Enel Logistica Combustibili          Rome (Italy)           Fuel logistics                  Enel Trade S.p.A.

S.p.A.

Enel M@p S.p.A.                      Rome (Italy)           Services                        Enel Distribuzione
                                                                                            S.p.A.

                                                                                            Cise S.p.A.

Enel.Net S.p.A.                      Rome (Italy)           Creation and management of      Enel S.p.A.
                                                            telecommunication networks
                                                                                            Cise S.p.A.

Enelpower S.p.A.                     Milan (Italy)          Engineering and contracting     Enel S.p.A.

                                                                                            Cise S.p.A.

Enelpower Contractor and             Riyadh (Saudi Arabia)  Power plant construction,       Enelpower S.p.A.
Development Saudi Arabia Ltd                                management and maintenance

Enelpower do Brasil Ltda             Rio de Janeiro         Engineering and contracting     Enelpower S.p.A.
                                     (Brasil)

Enelpower UK Ltd                     London (United         Engineering and contracting     Enelpower S.p.A.
                                     Kingdom)

Enel Produzione S.p.A.               Rome (Italy)           Electricity generation          Enel S.p.A.

Enel.Re Ltd                          Dublin (Ireland)       Reinsurance                     Enel Holding Luxembourg SA

Enel Real Estate S.p.A.              Rome (Italy)           Real estate and facility        Enel S.p.A.
                                                            management

Enel Service UK Ltd                  London (United         Services                        Enel.Trade S.p.A.
                                     Kingdom)

Enel.si - Servizi integrati          Rome (Italy)           Engineering and energy          Enel S.p.A.
S.p.A.                                                      related services
                                                                                            Cise S.p.A.

Enel Trade S.p.A.                    Rome (Italy)           Fuel trading and logistics -    Enel S.p.A.
                                                            Sale of electricity

(previously called Enel.FTL                                                                 Enel Produzione S.p.A.
S.p.A.)
                                                                                            Cise S.p.A.

Enel Viesgo Servicios SL             Santander (Spain)      Services                        Enel S.p.A.

                                                                                            Enel Produzione S.p.A.

                                                                                            Enel Distribuzione
                                                                                            S.p.A.

Energia Alerce Ltda                  Santiago (Chile)       Electricity generation from     EGI LLC
                                                            renewable sources
                                                                                            Enel Green Power
                                                                                            International SA

Energia de Los Lagos Ltda          Santiago (Chile)      Electricity generation from    Energia Alerce Ltda
                                                         renewable sources
                                                                                        EGI LLC

Energia Global SA de cv            Connecticut - USA     Electricity generation from    EGI LLC
                                                         renewable sources

Energia Global de Costa Rica SA    Santa Ana (Costa      Electricity generation from    EGI LLC
                                   Rica)                 renewable sources

Energia Global Operaciones SA      Santa Ana (Costa      Electricity generation from    Energia Global de Costa
                                   Rica)                 renewable sources              Rica SA

Essex Company                      Massachusetts - USA   Electricity generation from    CHI Energy Inc.
                                                         renewable sources

ESTEL S.p.A.                       Trieste               Telecommunications             WIND S.p.A.

Florence Hills LLC                 Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Fulcrum Inc.                       Idaho - USA           Electricity generation from    Consolidated Hydro
                                                         renewable sources              Mountain States Inc.

Gauley Hydro LLC                   Delaware - USA        Electricity generation from    Essex Company
                                                         renewable sources

Gauley River Management            Vermont - USA         Electricity generation from    CHI Finance Inc.
Corporation                                              renewable sources

GE.AD.S.p.A.                       Milan (Italy)         Gas distribution               Enel Distribuzione Gas
                                                                                        S.p.A.

Generadora de Occidente Ltda       Guatemala             Electricity generation from    EGI LLC
                                                         renewable sources
                                                                                        Conexion Energetica
                                                                                        Centroamericana SA

Gestion Cogeneration Inc.          Quebec - Canada       Electricity generation from    Hydrodev Inc.
                                                         renewable sources

Grupo EGI SA de cv                 San Salvador (El      Electricity generation from    EGI Holdco El Salvador
                                   Salvador)             renewable sources              SA de cv

                                                                                        EGI LLC

Grupo Hidroverde LLC               Delaware - USA        Electricity generation from    EGI LLC
                                                         renewable sources

Hadley Ridge LLC                   Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Highfalls Hydro Company Inc.       Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Hope Creek LLC                     Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Hosiery Mill Hydro Company Inc.    Delaware - USA        Electricity generation from    CHI Acquisitions Inc.
                                                         renewable sources

Hydrodev Inc.                      Quebec - Canada       Electricity generation from    CHI Canada Inc.
                                                         renewable sources

Hydro Development Group Inc.       New York - USA        Electricity generation from    CHI Acquisitions II Inc.
                                                         renewable sources

Hydro Energies Corporation         Vermont - USA         Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Hydro Gestioni S.p.A.              Milan (Italy)         Water sector                   Enel.Hydro S.p.A.

Hydro Gestioni Impianti            Milan (Italy)         Water sector                   Enel.Hydro S.p.A.
Tecnologici Scrl

Idrogest Scrl                      Cagliari (Italy)      Water sector                   Enel.Hydro S.p.A.

                                                                                        Enel Green Power S.p.A.

Iridea S.r.l.                      Milan (Italy)         Consultancy services           Enel Gas S.p.A.

Iroquorp Ltd                       New York - USA        Electricity generation from    Hydro Development Group
                                                         renewable sources              Inc.

Iroquorp Acquisitions Inc.         New York - USA        Electricity generation from    Hydro Development Group
                                                         renewable sources              Inc.

Italia On Line S.p.A.              Milan (Italy)         Internet services              WIND S.p.A.

IT-net S.p.A.                      Rome (Italy)          Network information systems    WIND S.p.A.

                                                                                        Mondo WIND S.r.l.

Jack River LLC                     Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Jessica Mills LLC                  Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Joseph Hydro Company Inc.          Delaware -USA         Electricity generation from    CHI Acquisitions II Inc.
                                                         renewable sources

Julia Hills LLC                    Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Kings River Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Kinneytown Hydro Company Inc.      Delaware - USA        Electricity generation from    CHI Energy Inc.
                                                         renewable sources

LaChute Hydro Company Inc.         Delaware - USA        Electricity generation from    CHI Energy Inc.
                                                         renewable sources

La Riccia S.r.l.                   Taranto (Italy)       Real Estate management         Camuzzi Gazometri S.p.A.

Lawrence Hydroelectric Associates  Massachusetts - USA   Electricity generation from    Essex Company
LP                                                       renewable sources
                                                                                        Crosby Drive
                                                                                        Investments Inc.

Littleville Power Company Inc.     Massachusetts - USA   Electricity generation from    Hydro Development Group
                                                         renewable sources              Inc.

Lower Saranac Corporation          New York - USA        Electricity generation from    CHI Acquisitions Inc.
                                                         renewable sources

Maritza East III Power Company AD  Sofia (Bulgaria)      Electricity generation         Maritza East III Power
                                                                                        Holding BV

Maritza East III Power Holding     Amsterdam             Holding company                Enel Generation

BV                                 (Holland)                                            Holding BV

Mascoma Hydro Corporation          New Hampshire - USA   Electricity generation from    CHI Acquisitions II Inc.
                                                         renewable sources

Metan Gas Sicilia S.r.l.           Rome (Italy)          Gas distribution               Enel Distribuzione Gas
                                                                                        S.p.A.

Metro Wind LLC                     Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Mill Shoals Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Minnewawa Hydro Company Inc.       Delaware - USA        Electricity generation from    CHI Energy Inc.
                                                         renewable sources

Mobilmat S.p.A.                    Milan (Italy)         Finance                        WIND S.p.A.

Molinos de Viento del Arenal SA    Santa Ana (Costa      Electricity generation from    Electrificadora
                                   Rica)                 renewable sources              Ecologica SA

Mondo WIND S.r.l.                  Rome (Italy)          Sale of telecommunication      WIND S.p.A.
                                                         products and services

                                                                                        IT-net S.p.A.

North Canal Waterworks             Massachusetts - USA   Electricity generation from    Essex Company
                                                         renewable sources

Notch Butte Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Novatrans Energia SA               Rio De Janeiro        Creation and maintenance of    Enelpower S.p.A.
                                   (Brazil)              electricity transmission
                                                         networks

Operacion Y Mantenimiento Tierras  Santa Ana (Costa      Electricity generation from    Electrificadora
Morenas SA                         Rica)                 renewable sources              Ecologica SA

Optigaz Inc.                       Quebec - Canada       Electricity generation from    CHI Canada Inc.
                                                         renewable sources

Ottauquechee Hydro Company Inc.    Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

Pelzer Hydro Company Inc.          Delaware - USA        Electricity generation from    Consolidated Hydro
                                                         renewable sources              Southeast Inc.

P.H. Don Pedro SA                  Santa Ana (Costa      Electricity generation from    Energia Global de Costa
                                   Rica)                 renewable sources              Rica SA

P.H. Guacimo SA                    Santa Ana (Costa      Electricity generation from    EGI LLC
                                   Rica)                 renewable sources
                                                                                        Energia Global de Costa
                                                                                        Rica SA

P.H. Rio Volcan SA                 Santa Ana (Costa      Electricity generation from    Energia Global de Costa
                                   Rica)                 renewable sources              Rica SA

Platani Energia Ambiente ScpA      Palermo (Italy)       Building and management of     Elettroambiente S.p.A.
                                                         systems of urban refuse

                                                                                        Enel Produzione S.p.A.

Pragma Energy SA                   Lugano (Switzerland)  Coal trading                   Enel Trade S.p.A.

Pragma Energy Services Ltd         London (United        Administrative services        Pragma Energy SA
                                   Kingdom)

Ruthton Ridge LLC                  Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

S.A.M.I.G. S.r.l.                  L'Aquila (Italy)      Services                       Enel Distribuzione Gas
                                                                                        S.p.A.

Sfera - Societa per la formazione  Rome (Italy)          Human resources                Enel S.p.A.
e le risorse aziendali S.p.A.
                                                                                        Enel Produzione S.p.A.

                                                                                        Enel Distribuz. S.p.A.

                                                                                        T.E.R.NA. S.p.A.

                                                                                        Enelpower S.p.A.

                                                                                        Enel Green Power S.p.A.

                                                                                        Enel Real Estate S.p.A.

                                                                                        Enel.Hydro S.p.A.

Sheldon Vermont Hydro Company Inc  Delaware - USA        Electricity generation from    CHI Acquisitions Inc.
                                                         renewable sources

Slate Creek Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Acquisitions II Inc.
                                                         renewable sources

Smarin S.p.A.                      Taranto (Italy)       Collection, transportation     Camuzzi Gasometri S.p.A.
                                                         and disposal of refuse

                                                                                        Tekna S.r.l.

So.l.e.- Societa luce elettrica    Rome (Italy)          Public lighting systems        Enel S.p.A.
S.p.A. Gruppo Enel
                                                                                        Cise S.p.A.

So.l.e. Milano H Scrl              Rome (Italy)          Construction of public         So.l.e. S.p.A.
                                                         lighting systems

Soliloquoy Ridge LLC               Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Somersworth Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Universal Inc.
                                                         renewable sources

Southwest Transmission LLC         Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Spartan Hills LLC                  Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Summit Energy Storage Inc.         Delaware - USA        Electricity generation from    CHI Energy Inc.
                                                         renewable sources

Summit Finance Inc.                Delaware - USA        Electricity generation from    Summit Energy Storage
                                                         renewable sources              Inc.

Sun River LLC                      Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Sweetwater Hydroelectric Inc.      New Hampshire - USA   Electricity generation from    CHI Acquisitions II Inc.
                                                         renewable sources

Tecnoguat SA                       Guatemala             Electricity generation from    EGI LLC
                                                         renewable sources

Tekna S.r.l.                       Milan (Italy)         Holding company in the         Camuzzi Gasometri S.p.A.
                                                         disposal of refuse sector

Tellas Telecommunications SA       Athens (Greece)       Telecommunications             WIND-PPC Holding NV

T.E.R.NA. -Trasmissione            Rome (Italy)          Ownership and maintenance of   Enel S.p.A.
Elettricita Rete Nazionale S.p.A.                        the electricity transmission
                                                         network

The Great Dam Corporation          Massachusetts - USA   Electricity generation from    Lawrence Hydroelectric
                                                         renewable sources              Associates LP

Tifeo Energia Ambiente ScpA        Palermo (Italy)       Buiding and management of      Elettroambiente S.p.A.
                                                         systems of urban refuse
                                                                                        Enel Produzione S.p.A.

TKO Power Inc.                     California - USA      Electricity generation from    CHI West Inc.
                                                         renewable sources

Tsar Nicholas LLC                  Minnesota -USA        Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

T.S.N. - Transmissora Sudeste      Rio De Janeiro        Construction, ownership and    Enelpower S.p.A.
Nordeste SA                        (Brazil)              maintenance of transmission
                                                         network

Twin Falls Hydro Company Inc.      Delaware - USA        Electricity generation from    CHI Acquisitions Inc.
                                                         renewable sources

Twin Lake Hills LLC                Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

Viesgo Energia SL                  Santander (Spain)     Sale of electricity and        Electra de Viesgo
                                                         natural gas                    Distribucion SL

Viesgo Generacion SL               Santander (Spain)     Generation and sale of         Enel Produzione S.p.A.
                                                         electricity

Ware Hydro Company Inc.            Delaware - USA        Electricity generation from    CHI Finance Inc.
                                                         renewable sources

WEBiz Holding BV                   Amsterdam (Holland)   Venture capital                Enel Investment Holding
                                                                                        BV

Western New York Wind Corporation  New York - USA        Electricity generation from    CHI Energy Inc.
                                                         renewable sources

Willimantic Hydro Company Inc.     Delaware - USA        Electricity generation from    CHI Acquisitions Inc.
                                                         renewable sources

Willimantic Power Corporation      Connecticut - USA     Electricity generation from    Willimantic Hydro
                                                         renewable sources              Company Inc.

WIND-PPC Holding NV                Amsterdam (Holland)   Holding company in the         WIND S.p.A.
                                                         telecommunications sector

WIND Telecomunicazioni S.p.A.      Rome (Italy)          Telecommunications             Enel S.p.A.
                                                                                        Enel Investment Holding
                                                                                        BV

Winter's Spawn LLC                 Minnesota - USA       Electricity generation from    CHI Minnesota Wind LLC
                                                         renewable sources

ZMZ General SA                     Santa Ana (Costa      Electricity generation from    EGI Costa Rica Viento SA
                                   Rica)                 renewable sources